Harbor Ares Systematic Convertible Securities Fund
Supplement dated June 15, 2026 to the Prospectus, dated March 1, 2026

Effective immediately, the Fund’s Prospectus is updated to include a title change for Mr. Benoy Thomas, who serves as a portfolio manager of the Fund. Accordingly, Mr. Thomas’s title is updated to Deputy Chief Investment Officer where it appears in the Prospectus. There are no changes associated with Messrs. Benjamin Brodsky and Michael Harper.

Effective immediately, the “Fund Summary - Portfolio Managers” section of the Fund’s Prospectus is revised as follows, with respect to Mr. Thomas:
Benoy Thomas, CFA Ares Systematic Credit Limited
Mr. Thomas is Deputy Chief Investment Officer of Ares Systematic Credit and has managed the Fund since 2021.

Effective immediately, the applicable table in “The Subadvisor - Portfolio Management” section of the Fund’s Prospectus is replaced with the following:

Ares Systematic Credit Limited
Ares Systematic Credit Limited (“Ares Systematic Credit”), located at 10 New Burlington Street, London, W1S 3BE, England, serves as Subadvisor to Harbor Ares Systematic Convertible Securities Fund (formerly, Harbor Convertible Securities Fund). Ares Systematic Credit (formerly, BlueCove Limited) is a wholly owned subsidiary of Ares Management Corporation. The portfolio managers are jointly and primarily responsible for the day-to-day portfolio management of the Fund.
PORTFOLIO MANAGERS	PROFESSIONAL EXPERIENCE
Benjamin Brodsky, CFA
Mr. Brodsky joined Ares Systematic Credit (formerly, BlueCove
Limited) in 2018 and is Chief Investment Officer. He was Co-Chief
Investment Officer from 2018 until 2019. Prior to joining Ares
Systematic Credit, Mr. Brodsky was Managing Director and Deputy
Chief Investment Officer of Systematic Fixed Income at BlackRock.
Mr. Brodsky previously held the role of Global Head of Fixed Income
Asset Allocation for Barclays Global Investors before it merged with
BlackRock in 2009. Mr. Brodsky started his career in 1999 at Salomon
Brothers Asset Management.

Michael Harper, CFA
Mr. Harper joined Ares Systematic Credit (formerly, BlueCove Limited)
in 2018 and is Head of Portfolio Management. Prior to joining Ares
Systematic Credit, Mr. Harper was Managing Director and Head
of Core Portfolio Management at BlackRock (formerly Barclays Global
Investors) from 2001 to 2018. While at BlackRock, Mr. Harper was responsible for building three new investment styles for EMEA and managed the development of Smart Beta, Factor, and new systematic strategies.

PORTFOLIO MANAGERS	PROFESSIONAL EXPERIENCE
Benoy Thomas, CFA
Mr. Thomas joined Ares Systematic Credit (formerly, BlueCove
Limited) in 2018 and is Deputy Chief Investment Officer. Prior to
joining Ares Systematic Credit, Mr. Thomas was a Managing Director
in Systematic Fixed Income at BlackRock focusing on Credit and
Capital structure investment strategies. During his 16 years at
BlackRock and Barclays Global Investors, Mr. Thomas helped
formulate investment insights and improve portfolio management processes. Previously, Mr. Thomas was Assistant Vice President of
Global Markets at JP Morgan from 1999 to 2001.

Investors Should Retain This Supplement For Future Reference
S0626.P.HF